Loss on disposals	12 Months Ended
Dec. 31, 2017
Proceeds from Sale of Productive Assets [Abstract]
(Loss)/gain on disposals
Loss on disposals

We have recognized the following (losses)/gains on disposals:

(In US$ millions)	Net proceeds/recoverable amount	Book value on disposal	(Loss)/gain
Year ended December 31, 2017:
Sale of West Triton	75	109	(34)
Sale of West Mischief	75	146	(71)
Sale of West Resolute	75	136	(61)
Disposal of Sevan Developer contract	—	75	(75)
Sale of West Rigel	126	128	(2)
Other	—	2	(2)
Total for year ended December 31, 2017	351	596	(245)

Year ended December 31, 2016:
Total for year ended December 31, 2016	—	—	—

Year ended December 31, 2015:
Cancellation of West Mira	199	279	(80)
Sale of West Polaris	235	312	(77)
SeaMex Limited	1,240	1,059	181
West Rigel transferred to Asset held for sale	128	210	(82)
Other	—	5	(5)
Total for year ended December 31, 2015	1,802	1,865	(63)

Loss on disposals in 2017

Sale of West Triton, West Mischief and West Resolute

On April 29, 2017 we reached an agreement with Shelf Drilling to sell the West Triton, West Mischief and West Resolute for a total consideration of $225 million. The West Triton and West Resolute were delivered in May 2017, whilst the West Mischief was delivered in September 2017. The sale resulted in a loss on disposal of $166 million.

Disposal of Sevan Developer contract
In October 2014, Sevan entered an agreement with Cosco to defer the delivery date of the Sevan Developer for twelve months with four subsequent options to extend the date for further periods of six months, until October 2017. On October 30, 2015, April 15, 2016 and October 15, 2016 three of the options were enacted, with $26.3 million, or 5% of the contract price, plus associated costs, refunded to Sevan on each occasion.
On April 27, 2017, the final delivery deferral agreement for the Sevan Developer was deferred to May 31, 2017 to finalize negotiations. As an agreement was not reached, the remaining installment of $26.3 million was refunded to Sevan, taking the delivery installment back to the $526.0 million contract price.

In July 2017, Sevan and Cosco agreed to defer the Sevan Developer delivery period until June 30, 2020. The contract amendment included a contract termination clause for Cosco and therefore it was deemed that Sevan had lost control of the asset and therefore derecognized the newbuild asset, which was held at $620 million, construction obligation held at $526 million, and accrued interest and other liabilities held at $19 million, resulting in a net loss on disposal of $75 million.

The Sevan Developer will remain in China at the Cosco Shipyard and we will continue marketing the rig for an acceptable drilling contract where financing can be obtained to allow delivery.

West Rigel settlement agreement

On April 5, 2018, we entered into a settlement and release agreement, subject to Bankruptcy Court approval, with Jurong in respect of the West Rigel whereby we agreed that the share of sale proceeds from the sale of the West Rigel by Jurong would be $126 million. We consider this agreement provides additional evidence of the value of the asset held for sale at December 31, 2017, and have therefore reflected the agreed share of sales proceeds in the value of the asset held for sale at the balance sheet date, recognizing a $2 million loss on disposal.

(Gain) / Loss on disposals in 2016

No gains or losses were recognized in the year ended December 31, 2016.

(Gain) / Loss on disposals in 2015

Cancellation of the West Mira

On September 14, 2015, we cancelled the construction contract for the West Mira with Hyundai Samho Heavy Industries Co Ltd. (“HSHI”), due to the Shipyard’s inability to deliver the unit within the timeframe required under the contract. The carrying value of the newbuild at the date of cancellation was $315 million, which included $170 million of pre-delivery installments paid to HSHI, with the remainder relating to purchased equipment, internally capitalized construction costs and capitalized interest. Under the contract terms, we have the right to recoup the $170 million in pre-delivery installments, plus accrued interest.

On October 12, 2015, HSHI launched arbitration proceedings under the contract. In the year ended December 31, 2015, we reclassified from "Newbuildings" a receivable of $170 million plus accrued interest of $29 million, which was presented in "Other non-current assets" on the Consolidated Balance Sheet as a receivable from the shipyard. The total receivable represented management's assessment at that time as the most probable outcome based on facts and circumstances, and advice from external counsel, who had been engaged for the arbitration process. The resulting net loss on disposal recognized was $80 million, which is included in “Loss on disposals” in the 2015 Consolidated Statement of Operations.

On March 13, 2017, we reached settlement with HSHI and Seadrill received a cash payment of $170 million, representing the yard installment receivable excluding any additional accrued interest. This payment was received on the March 14, 2017. We recorded a non-cash impairment of $44 million for the year ended December 31, 2016, to reflect the difference in the carrying value of the West Mira receivable and the cash payment to be received. The non-cash impairment comprises $31 million that has been taken against "Loss on impairment of long lived assets" and $13 million has been taken against "Interest income" in the 2016 Consolidated Statement of Operations. As at December 31, 2016, the receivable presented in "Other current assets" on the Consolidated Balance Sheet was $170 million.

We are redeploying equipment, totaling $48 million, within Seadrill’s remaining fleet, and have not written off these amounts.

SeaMex Limited

During the year ended December 31, 2014, we entered into a joint venture agreement with an investment fund controlled by Fintech Advisory Inc. (“Fintech”), for the purpose of owning and managing certain jack-up drilling units located in Mexico under contract with Pemex. The transaction was completed on March 10, 2015, when Fintech subscribed for a 50% ownership interest in the joint venture company, SeaMex Limited (“SeaMex”), which was previously 100% owned by us. As a result of the transaction we deconsolidated certain entities as at March 10, 2015, and recognized our remaining 50% investment in the joint venture at fair value. Refer to Note 11 "Disposal of businesses and deconsolidation of subsidiaries" for more information.

West Rigel Transferred to Asset held for sale

On December 2, 2015, the West Rigel was classified as an asset held for sale. As at the transfer date the West Rigel was held at its book value of $210 million and a loss on disposal of 82 million was recognized. As at December 31, 2017, $126 million is still held for sale. Refer to Note 35 "Assets held for sale" and Note 37 "Subsequent Events" for more information.

Sale of West Polaris

On June 19, 2015, we sold the entities that owned and operated the West Polaris to Seadrill Operating LP, a consolidated subsidiary of Seadrill Partners LLC and 42% owned by us. Refer to Note 11 "Disposal of businesses and deconsolidation of subsidiaries" for more information.

Contingent Consideration

Following the sale of the West Polaris to Seadrill Operating LP in 2015 and the sale of the West Vela to Seadrill Capricorn Holdings LLC in 2014, we have recognized the following contingent considerations:

	Year Ended December 31,
(In US$ millions)	2017	2016	2015
West Polaris earn out realized	13	8	32
West Vela earn out realized	14	13	15
Total contingent consideration recognized	27	21	47